Exhibit 10.7

Confederate Motors, Inc.

6,234,412 Shares of Common Stock
$0.1604 Per Share

******
Subscription Agreement

The undersigned (the “Investor”) has received and read the Term Sheet dated July 31, 2013, as amended October 22, 2013, (the “Term Sheet”) of Confederate Motors, Inc. (the “Company”) offering 6,234,412 shares of common stock (the “Shares”) at US$0.1604 per Share (the “Offering”). Terms used and not defined herein have the same meaning as in the Term Sheet.

ALL INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT SHALL BE TREATED CONFIDENTIALLY.  However, the Investor understands that the Company may present this Subscription Agreement to such parties as it deems appropriate if called upon to establish that the proposed issuance of the Shares to the Investor is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, the Investor understands that the Offering itself may be reported to the Securities and Exchange Commission (the “SEC”), and relevant state securities agencies, pursuant to the requirements of Regulation D.

Instructions: Please complete all items below, sign and date this Subscription Agreement, and return it to the Company with a check or wired funds.

1.             Subscription.  Subject to the terms and conditions of this Subscription Agreement, the Investor hereby subscribes for and agrees to purchase 6,234,412 Shares of common stock of the Company for a total cash payment of US$1,000,000 (the “Subscription”). Simultaneously with the execution of this Subscription Agreement, the Investor is submitting a check in the full amount of his, her, or its Subscription as set forth on the signature page below, in the form of a check drawn on a bank domiciled in the United States, payable to the Company, or has made arrangements with the Company to wire transfer the funds into the Company’s bank account.  The dollar amount so subscribed is hereby irrevocably tendered as a subscription to purchase the Shares.  The Investor and the Company agree to be bound by the terms and conditions of the Term Sheet and the terms of Offering as incorporated herein. It is expressly agreed between the Company and the Investor that the stock certificates representing the Share shall be sent immediately to the Investor, upon transfer of funds to the Company by the Investor and the Company represents and warrants that the Shares subscribed herein, when issued to the Investor in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable and shall be free from any and all liens, claims and other encumbrances in any manner whatsoever, except for restrictions under the Securities Act.

2.             Acceptance of Subscription.  The Subscription shall be deemed to be accepted by the Company and the Investor only when it is signed by both the Company and the Investor and the same may be executed in two (2) counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

3.             Investor Representations and Warranties.  The Investor hereby represents and warrants to, and agrees with, the Company as follows:

a.             Non-distributive Intent.  The Investor acknowledges that the Shares are being acquired for his, her, or its own account, for investment, and not with the present view towards the distribution thereof and he, she, or it will not dispose of any of the Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) in any other transaction which is exempt from registration under the Securities Act, or the rules and regulations of the SEC thereunder.

b.             Investor Status.  The Investor is either an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act, or the individual representing the Investor, either individually or which his or her purchaser representative, is a sophisticated investor as defined in Rule 506(b) of regulation D and has received copies of the Company’s annual report on Form 10-K for the year ended December 31, 2013 and each filing made by the company with the SEC since the filing of the annual report.

c.             Access to Information.  The Investor has received and read and is familiar with the Term Sheet and the SEC reports and filings referenced therein, and he, she, or it confirms that all documents, records, and books pertaining to this proposed investment have been made available to him, her, or it.  In addition, the Investor has reviewed or had access to the Company’s most recent annual report on Form 10-K, and each filing made by the Company with the SEC since the filing of such annual report.

d.             Opportunity to Ask Questions. The Investor has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions of the Offering and has been afforded an opportunity to examine such documents and other information which the Investor or his or her representative, if any, has requested for the purpose of verifying the information set forth in the Term Sheet and for the purpose of answering any questions the Investor may have concerning the business and affairs of the Company. In addition, the Investor has received all requested additional information and documents.

e.             No General Solicitation.  The Investor is not entering into this Subscription Agreement as a result of or subsequent to any form of general solicitation by the Company or its affiliates, including any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting.

f.             Due Authorization.  The Investor has full power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by the Investor have been duly and validly approved and authorized by the Investor, or, if an entity, by its governing board, and no other actions or proceedings on the part of the Investor are necessary to authorize this Subscription Agreement and the transactions contemplated hereby.  The Investor has duly and validly executed and delivered this Subscription Agreement.  This Subscription Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other laws from time to time in effect which affect creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

g.            Regulation S Provisions.  The Investor understands that pursuant to Regulation S promulgated by the SEC under the Securities Act (“Regulation S”), the Shares cannot be offered or sold in the United States or to a U.S. Person until the expiration of a period of six months following the purchase of the Shares (the “Restricted Period”), and notwithstanding the foregoing, prior to the expiration of Restricted Period, the securities may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Subscription Agreement and either:  (A) if the offer or sale is within the United States or to or for the account of a U.S. Person, the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. Person in compliance with Regulation S.

h.            Regulation S Definitions.  As used herein, the term “United States” means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term “U.S. Person” (as defined in Regulation S) means:
(i)            a natural person resident in the United States;
(ii)           any partnership or corporation organized or incorporated under the laws of the United States;
(iii)          any estate of which any executor or administrator is a U.S. Person;
(iv)          any trust of which any trustee is a U.S. Person;
(v)   any agency or branch of a foreign entity located in the United States;
(vi)          any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;
(vii)         any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and
a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts. As used herein, the term “Non-U.S. Person” means any person who is not a U.S. Person or is deemed not to be a U.S. Person under Rule 902(k)(2) of the Securities Act.

i.              Resale Restrictions.  The Investor agrees that with respect to the Shares until the expiration of the Restricted Period:
(i)             neither the Investor, any agents nor any representatives has or will solicit offers to buy, offer for sale or sell any of the Shares, or any beneficial interest therein, in the United States or to or for the account of a U.S. Person during the Restricted Period; and
(ii)           the Shares shall be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Subscription Agreement and Regulation S; and
(iii)          the Investor shall not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

The foregoing restrictions are binding upon subsequent transferees of the Shares, except for transferees pursuant to an effective registration statement.  The Investor agrees that after the Restricted Period, the Shares may be offered or sold within the United States or to or for the account of a U.S. Person only pursuant to applicable U.S. securities laws.

j.              No Directed Selling Efforts.  The Investor has not engaged, nor is it aware that any affiliate of the Investor or any other person acting on the Investor’s behalf has engaged, and the Investor will not engage or cause any third party to engage on the Investor's behalf, in any directed selling efforts1 (as such term is defined in Regulation S) in the United States with respect to the Shares.

k.             Investor Not a U.S. Person.  The Investor:  (i) is domiciled and has its principal place of business outside the United States; (ii) certifies it is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S. Person; and (iii) at the time of the purchase of the Shares, the Investor or persons acting on the Investor’s behalf in connection therewith will be located outside the United States.

l.              Investor Located Outside the U.S.  At the time of offering to the Investor and communication of the Investor’s order to purchase the Shares and at the time of the Investor’s execution of this Subscription Agreement, the Investor or persons acting on the Investor’s behalf in connection therewith, were located outside the United States.

m.            Investor Not a Distributor.  The Investor is not a distributor2 (as defined in Regulation S) or a dealer3 (as defined in the Securities Act).

n.             Stock Records Restriction.  The Investor acknowledges that the Company shall make a notation in its stock books regarding the restrictions on transfer set forth in this Subscription Agreement and shall transfer the Shares on the books of the Company only to the extent consistent therewith.  In particular, the Investor acknowledges that the Company shall refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

o.             Restrictive Legend.  The Investor understands and agrees that each certificate held by the Investor  representing the Shares or any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear substantially the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, EXERCISED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

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1 In general, “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Shares. Such activity includes placing an advertisement in a publication “with a general circulation in the United States” that refers to the offering of the Shares being made in reliance upon this Regulation S.

2 “Distributor” means any underwriter, dealer, or other person who participates, pursuant to a contractual arrangement, in the distribution of the Shares.

3 “Dealer” means any person who engages either for all or part of his time, directly or indirectly, as agent, broker, or principal, in the business of offering, buying selling, or otherwise dealing or trading in securities issued by another person.

p.             Compliance with Local Laws.  The Investor has satisfied as to the full observance of the laws of the Investor’s jurisdiction in connection with any invitation to subscribe for the Shares or any use of the Subscription Agreement, including: (i) the legal requirements within the Investor’s jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such securities.  The Investor’s subscription and payment for, and Investor’s continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of the Investor’s jurisdiction.

4.             Representations and Warranties of the Company.  The Company hereby represents and warrants to, and agrees with, the Investor as follows:

a.            Due Incorporation.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being owned, leased, operated and conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in or cause a material adverse effect to the Company.

b.            Due Authorization.  The Company has full power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by the Company of this Subscription Agreement have been duly and validly approved and authorized by the Board of Directors of the Company and no other actions or proceedings on the part of the Company are necessary to authorize this Subscription Agreement and the transactions contemplated hereby.  The Company has duly and validly executed and delivered this Subscription Agreement.  This Subscription Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other laws from time to time in effect which affect creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

c.            SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the SEC Reports (the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with U.S. GAAP (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company on a consolidated basis as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

d.            Liabilities.  Except as set forth in the SEC Reports, there are no liabilities of the Company, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the Company, its agents or servants occurring prior to the period covered by the Financial Statements which are not disclosed by or reflected in the Financial Statements.  To the knowledge of the President of the Company, there are no circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Company.

e.            Material Changes; Undisclosed Events, Liabilities or Developments.  Since the period covered by the Financial Statements, except as set forth in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected, individually or in the aggregate, to result in or cause a material adverse effect for the Company, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate.  Except for the transactions contemplated by this Subscription Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its business, prospects, properties, operations, assets or financial condition that would result in or cause a material adverse effect to the Company.

f.             Litigation.  Except as set forth in the SEC Reports, there are no actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or, to the knowledge of the President of the Company, threatened against the Company or any of its officers or directors in their capacity as such, or any of their properties or businesses, and the President of the Company has no knowledge of any facts or circumstances which may reasonably be likely to give rise to any of the foregoing.  To the knowledge of the President of the Company, no action or proceeding by any governmental authority has been instituted or threatened which could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Subscription Agreement or the consummation of the transactions contemplated hereby.

g.            Compliance with Laws.  To the knowledge of the President of the Company, the Company has and shall at all times comply in all material respects with all federal, state, and local laws, regulations and ordinances applicable to the Company or its business.

h.            Compliance Contractual Provisions.  The Company, except as set forth in its SEC Reports: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it or he is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) is not or has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the mortgage industry, except in each case as could not have or reasonably be expected to result in or cause a material adverse effect.

i.              Title to Assets.  The Company has good and marketable title in fee simple to all real property owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by such entity and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which such entity is in compliance.

j.              Insurance.  The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged.  The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

k.             Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in or cause a material adverse effect.

l.              Capitalization.  The Term Sheet sets forth the estimated capitalization of the Company following the Closing based upon the number of shares outstanding as of the date of this Agreement and issuable as of the date of this Agreement.

5.            Miscellaneous Provisions.

a.            Governing Law and Venue.  All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Subscription Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

b.           Attorneys’ Fees.  If any legal action or any arbitration or other proceeding is brought for the enforcement of this Subscription Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Subscription Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

c.            Entire Agreement.  This Subscription Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions, and preliminary agreements between the parties hereto relating to the subject matter of this Subscription Agreement.

d.            Severability.  If any provision of this Subscription Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Subscription Agreement be construed to remain fully valid, enforceable, and binding on the parties.

e.             Headings.  The descriptive headings of the various sections or parts of this Subscription Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

f.              Survival of Covenants, Etc.  All covenants, representations and warranties made herein shall survive the making of this Subscription Agreement and shall continue in full force and effect from the date of signing of this Subscription Agreement, at the end of which period no claim may be made with respect to any such covenant, representation, or warranty unless such claim shall have been asserted in writing to the indemnifying party during such period.

g.             Binding on Successors.  This Subscription Agreement will be binding on, and will inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors, and assigns.

h.             Counterparts.  This Subscription Agreement may be executed in 2 (Two) counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Execution may be made by delivery by facsimile.

i.              Governing Language.  This Subscription Agreement has been negotiated and executed by the parties in English.  In the event any translation of this Subscription Agreement is prepared for convenience or any other purpose, the provisions of the English version shall prevail.

j.              Amendment/ Modification. This Subscription Agreement may only be amended, supplemented or modified by execution of an instrument in writing signed by the Company and the Investor.

6.            Covenants.

a.             Board Representation.  Upon receipt of the full amount of the Subscription, the Company shall appoint a person reasonably designated by the Investor to fill one of the two existing vacancies on the Board.  Thereafter, and so long as the Investor shall beneficially own at least 25% of the Shares purchased hereby, the Investor shall have the right to designate to the Board of Directors or Nominating Committee, as applicable, one person to be nominated for election as a director at the next annual meeting, or special meeting in lieu of annual meeting, at which directors are to be elected. The Board shall nominate such person proposed by the Investor for election as a director, unless the Board obtains a legal opinion that nominating such person would result in a breach of the Board’s fiduciary duties.  The Company shall furnish an irrevocable proxy from Mr. Chambers to vote his shares for the election of the Investor’s nominee and the Investor shall furnish an irrevocable proxy to Mr. Chambers to elect the remaining slate of directors.

b.            Future Sales of Common Stock.  So long as the Investor shall beneficially own at least 25% of the Shares purchased hereby, the Company shall not sell any shares of common stock for less than the fair market value of the Common Stock as reasonably determined by the Board of Directors and shall not sell any shares of Common Stock at less than US$0.125 per share without the unanimous vote of all the directors.

c.            Indemnification.  The Company shall hold harmless and indemnified the Investor against all losses, liabilities, and claims, arising from:  (i) any intentional concealment or non-disclosure of any material legal claim or action against the Company; (ii) any material misrepresentation or breach of warranty by the Company of any representation or warranty set forth in this Subscription Agreement, and (ii) any claim, action, writ, damage or loss arising in respect of any liability associated with or relating to the Company.  In no event does the aggregate liability of the Company under this provision exceed the Subscription Amount.  The representations and warranties made by the Company in this Agreement shall survive for a period of one year from the date hereof.

d.            Access to Information and Facilities; Confidentiality.  From and after the date of this Agreement, the Company shall allow the Investor and its representatives access during normal business hours to all of the facilities, properties, books, contracts, commitments and records of the Company and shall make the officers and employees of the Company available to the Investor and its representatives as it or its representatives shall from time to time reasonably request.  The Investor and its representatives shall be furnished with any and all information concerning the Company which the Investor or its representatives reasonably request and can be obtained by the Company without unreasonable effort or expense.  With respect to the information disclosed by the Company or its representatives pursuant to this Agreement, the Investor shall maintain the confidentiality of any material non-public information furnished by the Company or its representatives.

e.             Information Regarding the Company.  The Company agrees to (i) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and (ii) so long as the Investor owns any Shares, furnish to the Investor forthwith upon request:  (A) a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act; (B) a copy of the most recent annual or quarterly report of the Company; and (C) such other reports and documents as the Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell the Shares without registration.

7.             Investor Information.  Please provide the following information for the records of the Company:

Name:	OPTIMUM SOLUTION PTE. LTD.
Street Address:	3 RHU CROSS #01-07 COSTA RHU SINGAPORE-437433
Mailing Address:	3 RHU CROSS #01-07 COSTA RHU SINGAPORE-437433

Telephone No.:
FAX No.:
Email Address:	arunpandey@rhitisports.com

IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement on this 24th day of December 2013.

/s/ Arun Pandey
(Signature)

Arun Pandey
(Print Name)

OPTIMUM SOLUTION PTE LTD.
Name of Entity (if applicable)

Title (if applicable)

COMPANY ACCEPTANCE Accepted and agreed to on this _____________ day of December 2013. By /s/ H. Matthew Chambers______________________ Its _________________________________